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 T. ROWE PRICE
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Short-Term U.S. Government Fund, Inc.

 Supplement to prospectus dated October 1, 1998
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   Effective immediately, the Portfolio Management paragraph on page 17 of the prospectus will be replaced with the following:

   Portfolio Management
   The fund has an Investment Advisory Committee with the following members:
   Connice A. Bavely, Chairman, James M. McDonald, Edmund M. Notzon, William T. Reynolds, Daniel O. Shackelford, and Edward A. Wiese. The committee chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. Ms. Bavely joined T. Rowe Price as a senior portfolio manager in 1998 and was appointed chairman of the committee in 1999. Prior to joining T. Rowe Price, Ms. Bavely was a partner and senior portfolio manager at Atlantic Asset Management Partners, LLC for 6 years.

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 The date of this supplement is July 1, 1999.
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                                                                F69-041   7/1/99